                                                                    Exhibit 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of H.T.E., Inc. of our reports dated April 10, 1998, July 7, 1998 and September 4, 1996, relating to the financial statements of UCS, Inc., which appear in the Current Report on Form 8-K of H.T.E., Inc. dated August 19, 1998.



/s/ PricewaterhouseCoopers LLP



Miami, Florida
October 26, 1998